Execution Version

September 15, 2020
Oasis Petroleum North America LLC
1001 Fannin Street, Suite 1500
Houston, Texas 77002
Attention: Mr. Michael Lou, Executive Vice
President and Chief Financial Officer

RE: Direction Letter and Specified Swap Liquidation Agreement (the “Agreement”)

Ladies and Gentlemen:

        Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of October 16, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Oasis Petroleum Inc., Oasis Petroleum LLC, Oasis Petroleum North America LLC (the “Borrower”), each of the lenders party thereto from time to time (the “Lenders”) and Wells Fargo Bank, N.A., as administrative agent for the Lenders (the “Administrative Agent”). Unless otherwise defined herein, all terms used herein that are defined in the Credit Agreement shall have the meaning assigned to such terms in the Credit Agreement.
1.  Specified Swap Liquidations. The Borrower, the Administrative Agent and the Lenders party hereto hereby agree that (a) the Borrower, with respect to each of the Swap Agreements which it or any other Credit Party is party to, shall use commercially reasonable efforts to either (i) Liquidate such Swap Agreement or (ii) reset such Swap Agreement to current market terms in existence at the time of such reset in exchange for a lump-sum cash payment substantially similar to the payment that it would be entitled to receive in respect of a contemporaneous Liquidation of such Swap Agreement, in each case, on terms mutually acceptable to the Borrower and the applicable Approved Counterparty (collectively, the “Specified Swap Liquidations”) during the period commencing on the date hereof and ending the earlier of (x) October 15, 2020 and (y) the occurrence of any Event of Default (such period, the “Specified Period”) and (b) after giving effect to any Specified Swap Liquidation, the Borrowing Base shall be adjusted in accordance with the terms hereof. For the avoidance of doubt, nothing herein constitutes a commitment by any Approved Counterparty to agree to any Specified Swap Liquidation, in whole or in part, or for the Borrower or any Credit Party to take any commercially unreasonable action with respect to any Specified Swap Liquidation, and nothing herein shall limit or constitute a waiver by any party to any Swap Agreement of any rights, powers and remedies thereunder.
2.  Borrower Direction. In furtherance of the above:
        (a) the Borrower shall promptly provide notice of each such Specified Swap Liquidation to the Administrative Agent;
        (b) prior to consummating any Specified Swap Liquidation, the Borrower agrees that it shall irrevocably direct the applicable Approved Counterparties (and does hereby direct each Approved Counterparty party hereto) to pay all proceeds from the Specified Swap Liquidations in respect of any and all Swap Agreements into the account listed immediately below, and in the event such

Oasis Petroleum North America LLC
September 15, 2020

proceeds are paid directly to the Borrower or any other Credit Party, the Borrower (and/or the applicable Credit Party) shall immediately remit such proceeds to such account, in each case, for application as set forth herein:

        (c) upon receipt of any such proceeds from any Specified Swap Liquidation, (x) the Borrower shall be deemed to have made a voluntary prepayment of the Loans in accordance with Section 3.04(a) of the Credit Agreement in a principal amount such that the amount of such proceeds shall be equal to the sum of (i) the principal amount of the Loans that is repaid plus (ii) any accrued interest owed in respect of such principal amount and (iii) any amount owed in accordance with Section 5.02 of the Credit Agreement and (y) the Borrowing Base shall be immediately reduced as set forth in Section 3 of this Agreement.
3. Borrowing Base. In reliance on the covenants and agreements contained in this Agreement, and notwithstanding anything to the contrary in the Credit Agreement, the Borrower, the Administrative Agent and the Lenders party hereto hereby agree that upon the consummation of any Specified Swap Liquidation, the Borrowing Base shall be immediately reduced by an amount equal to the proceeds of such Specified Swap Liquidation that are repaid in accordance with Section 2 above.

Further, the parties hereto hereby agree that notwithstanding anything to the contrary in the Credit
Agreement, including Section 9.12(d) thereof, the adjustments to the Borrowing Base contemplated by this Section 3 shall be the sole mechanic for adjustments thereof in respect of Liquidations during the Specified Period.

Notwithstanding any other provision of this Agreement, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.13(c), Section 9.12(d) (other than with respect to Specified Swap Liquidations that are subject to this Agreement), Section 9.12(f) or Section 9.12(g) of the Credit Agreement.

4. Aggregate Elected Commitment Amounts. The Borrower, the Administrative Agent and the Lenders party hereto hereby agree that upon the consummation of any Specified Swap Liquidation, the Aggregate Elected Commitment Amounts shall be immediately reduced by an amount equal to the proceeds of such Specified Swap Liquidation that are repaid in accordance with Section 2 above.

In connection with the foregoing reduction of the Aggregate Elected Commitment Amounts and the redetermination of the Borrowing Base provided in Section 3 above, upon each such reduction of the Aggregate Elected Commitment Amount, each Lender’s Elected Commitment Amount shall be reduced ratably among the Lenders in accordance with each Lender’s Applicable Percentage so that, in the aggregate, they equal the reduced Aggregate Elected Commitment Amount at such time and Annex I to the Credit Agreement shall be deemed amended at such time to reflect such reduction to each Lender’s Elected Commitment and the Aggregate Elected Commitment Amount.

5. Representations and Warranties. To induce the Lenders and Administrative Agent to enter into this Agreement, each Credit Party hereby (a) acknowledges the terms of this Agreement; (b)

Oasis Petroleum North America LLC
September 15, 2020

ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly modified hereby, (c) acknowledges the rights and interest of each Credit Party in Swap Agreements constitute Collateral for the Indebtedness and the Secured Parties have a valid and fully perfected Lien on, and security interest in, such Collateral, (d) acknowledges that the Lenders have made certain credit available to the Credit Parties pursuant to the Loan Documents in reliance on such Collateral, including, without limitation, evaluating certain Swap Agreements in connection with each redetermination of the Borrowing Base and (e) acknowledges that the Liquidation of any Swap Agreements may result in a decrease in the value of such Collateral, notwithstanding the fact that the proceeds of the Liquidation of such Swap Agreements also constitute Collateral.
6. Miscellaneous. (a) In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, (b) this Agreement may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Agreement until a counterpart hereof has been executed by the Credit Parties and Required Lenders; facsimiles or other electronic transmission (e.g., pdf), including via DocuSign or other similar electronic signature technology, shall be effective as originals, (c) THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES REGARDING THE MATTERS SET FORTH HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES AND THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES, (d) this Agreement constitutes a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement, (e) this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (f) the provisions of the Credit Agreement (as amended hereby) shall remain in full force and effect following the effectiveness of this Agreement and (g) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Please evidence your agreement to each of the provisions of this Agreement by executing a counterpart hereof where indicated and returning a fully executed counterpart.

[Signature Pages Follow]

BORROWER: OASIS PETROLEUM NORTH AMERICA LLC

By: /s/ Michael Lou
Name:  Michael Lou
Title: Executive Vice President and Chief
Financial Officer

GUARANTORS: OASIS PETROLEUM INC.
OASIS PETROLEUM LLC
OASIS PETROLEUM MARKETING LLC
OASIS WELL SERVICES LLC
OASIS MIDSTREAM SERVICES LLC
OMS HOLDINGS LLC
OASIS PETROLEUM PERMIAN LLC

By: /s/ Michael Lou
Name:  Michael Lou
Title: Executive Vice President and Chief
Financial Officer

OMP GP LLC

By: /s/Michael Lou
Name:  Michael Lou
Title: President
Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)

ADMINISTRATIVE AGENT,
SWINGLINE LENDER,
ISSUING BANK AND LENDER:
WELLS FARGO BANK, N.A.,
as Administrative Agent, Issuing Bank, a Swingline Lender and a Lender

By: /s/ Courtney Kubesch
Name: Courtney Kubesch
Title: Director

Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)

LENDERS:
CITIBANK, N.A., as a Lender

By: /s/ Cliff Vaz
Name: Cliff Vaz
Title: Vice President

Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)

JPMORGAN CHASE BANK, N.A.,
as a Swingline Lender and a Lender
By: /s/ Anson Williams
Name: Anson Williams
Title: Authorized Signatory

Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)

ROYAL BANK OF CANADA, as a Lender

By: /s/ Amy G. Josephson
Name: Amy G. Josephson
Title: Authorized Signatory

Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By: /s/ Matthew Brice
Name: Matthew Brice
Title: Director

Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender
By: /s/ Trudy W. Nelson
Name: Trudy W. Nelson
Title: Authorized Signatory

By: /s/ Scott W. Danvers
Name: Scott W. Danvers
Title: Authorized Signatory

Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)

ING CAPITAL LLC, as a Lender
By: /s/ Juli Bieser
Name: Juli Bieser
Title: Managing Director

By: /s/ Lauren Gutterman
Name: Lauren Gutterman
Title: Vice President

Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)

CITIZENS BANK, N.A., as a Lender

By: /s/ Michael Flynn
Name: Michael Flynn
Title: Senior Vice President

Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)

ZB., N.A. DBA AMEGY BANK, as a Lender

By: /s/ John Moffitt
Name: John Moffitt
Title: Senior Vice President

Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)

BOKF, NA dba BANK OF TEXAS, as a Lender
By: /s/ Mari Salazar
Name: Mari Salazar
Title: Senior Vice President

Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)

TRUST BANK, formerly known as BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Jade K. Silver
Name: Jade K. Silver
Title: Senior Vice President

Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)

COMERICA BANK, as a Lender
By: /s/ Garrett Merrell
Name: Garrett Merrell
Title: Vice President

Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Megan Kane
Name: Megan Kane
Title: Authorized Signatory
By: /s/ Didier Siffer
Name: Didier Siffer
Title: Authorized Signatory
Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)

REGIONS BANK, as a Lender
By: /s/ J. Patrick Carrigan
Name: J. Patrick Carrigan
Title: Senior Vice President

Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)

IBERIABANK, as a Lender

By: /s/ Stacy Goldstein
Name: Stacy Goldstein
Title: Senior Vice President

Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorized Signatory

Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)

FIFTH THIRD BANK, as a Lender

By: /s/ Michael Miller
Name: Michael Miller
Title: Vice President

Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)

MIZUHO BANK, LTD., as a Lender

By: /s/ John Davies
Name: John Davies
Title: Authorized Signatory

Signature Page to Agreement (Specified Swap Liquidations)
(Oasis Petroleum North America LLC)